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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
Filed by the Registrant |X|       Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14A-12

                            PACIFIC BIOMETRICS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):


|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies: _______

     2)  Aggregate number of securities to which transaction applies: __________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing gee is calculated and state how it was determined): ____________
         _______________________________________________________________________
         _______________________________________________________________________

     4)  Proposed maximum aggregate value of transaction: ______________________

     5)  Total fee paid: _______________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid: _______________________________________________

     2)  Form, Schedule or Registration Statement No.: _________________________

     3)  Filing Party: _________________________________________________________

     4)  Date Filed: ___________________________________________________________

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

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119

                                October 26, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Pacific Biometrics, Inc. to be held on Friday, December 14, 2007, at 9:00 a.m., local time, at our executive offices located at 220 West Harrison Street, Seattle, Washington 98119.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be presented at the meeting. In addition to the formal business to be transacted, management will make a presentation on developments of the past year and respond to comments and questions of general interest to stockholders. I personally look forward to greeting our stockholders who are able to attend the meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted. THEREFORE, PLEASE SIGN, DATE AND PROMPTLY MAIL AS SOON AS POSSIBLE THE ENCLOSED PROXY IN THE PREPAID ENVELOPE PROVIDED.

Thank you.

                                        Sincerely,

                                        Ronald R. Helm
                                        President and Chief Executive Officer

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119

                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 14, 2007

                             ----------------------


Stockholders:

Notice is hereby given that the 2007 Annual Meeting of Stockholders of Pacific Biometrics, Inc., a Delaware corporation, will be held on Friday, December 14, 2007, at 9:00 a.m., local time, at 220 West Harrison Street, Seattle, Washington 98119, for the following purposes:

         1.       To elect five directors to the Board of Directors;

         2. To ratify the appointment of PMB Helin Donovan, LLP as our independent auditors for the fiscal year ending June 30, 2008; and

         3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on October 26, 2007 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any continuation or adjournment thereof.

The Proxy Statement is accompanied by a copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007.

                                          By Order of the Board of
                                          Directors PACIFIC
                                          BIOMETRICS, INC.



                                          Ronald R. Helm
                                          President and Chief Executive Officer
Seattle, Washington
October 26, 2007

                                    IMPORTANT

--------------------------------------------------------------------------------
Whether or not you expect to attend the annual meeting in person, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. This will ensure the presence of a quorum at the annual meeting. Promptly signing, dating and returning the proxy will save us the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed for that purpose. Sending in your proxy will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Please note, however, that if a broker, bank or other nominee is the record holder of your shares and you wish to attend and vote at the meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.
--------------------------------------------------------------------------------

                            PACIFIC BIOMETRICS, INC.
                            220 West Harrison Street
                            Seattle, Washington 98119


                                 PROXY STATEMENT
                                       FOR
                       2007 ANNUAL MEETING OF STOCKHOLDERS


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Pacific Biometrics, Inc., to be voted at the 2007 annual meeting of stockholders. The 2007 annual meeting will be held at 9:00 a.m. (local time) on Friday, December 14, 2007, or at any continuation or adjournment thereof (the "Annual Meeting"). The Annual Meeting will be held at our executive offices at 220 West Harrison Street, Seattle, Washington for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We intend to mail this Proxy Statement and accompanying proxy card on or about November 12, 2007, to all stockholders entitled to vote at the Annual Meeting. A copy of our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, including financial statements, accompanies this Proxy Statement.

VOTING AND OUTSTANDING SHARES

Only holders of record of our common stock at the close of business on October 26, 2007, are entitled to notice of and to vote at the Annual Meeting. On that date, there were 18,720,147 shares of common stock issued and outstanding. Stockholders are entitled to one vote for each share of common stock held of record on all matters to be voted upon at the Annual Meeting.

QUORUM; APPROVAL REQUIREMENTS

The presence, in person or by proxy, of holders of record of at least 50% of the outstanding shares of common stock constitutes a quorum at the Annual Meeting. Under Delaware law and our Certificate of Incorporation, assuming the presence of a quorum, the election of directors requires a plurality of votes represented in person or by proxy at the meeting, and ratification of the appointment of PMB Helin Donovan, LLP as our auditors for 2008 requires that the votes cast in favor exceed the votes cast against the proposal. Computershare Trust Company, Inc., our transfer agent, will tabulate all votes and will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

ABSTENTIONS AND BROKER NON-VOTES

A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Annual Meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or the other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion, to the extent permitted under the rules of the National Association of Securities Dealers. Broker non-votes will be included in determining the presence of a quorum, but will not be counted in determining whether a matter has been approved.

SOLICITATION OF PROXIES

We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy card and any additional information furnished by us to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, email, facsimile or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

REVOCABILITY OF PROXIES

Any stockholder who executes a proxy pursuant to this solicitation retains the right to revoke it at any time before it is voted. It may be revoked by delivering to our Corporate Secretary, at or prior to the Annual Meeting, either a written notice of revocation or a duly executed proxy bearing a later date. Alternatively, it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.


                             PRINCIPAL STOCKHOLDERS

The following table sets forth as of October 26, 2007, certain information regarding the beneficial ownership of our common stock by the following persons or groups:

     o each person who, to our knowledge, beneficially owns more than 5% of our common stock;
     o each Named Executive Officer identified in the Executive Compensation table below;
     o    each of our current directors and director nominees, and
     o    all of our directors and executive officers as a group.

As of October 26, 2007, there were issued and outstanding 18,720,147 shares of common stock.

                                        BENEFICIAL OWNERSHIP OF COMMON STOCK (2)
                                        ----------------------------------------
        NAME AND ADDRESS (1)               NO. OF SHARES              PERCENT
-------------------------------------    --------------------------------------
OFFICERS AND DIRECTORS:
-----------------------
 Mario Ehlers, M.D., Ph.D............         140,178         (3)        **
 Terry M. Giles......................          37,500         (4)        **
 Ronald R. Helm......................         947,049         (5)       4.9%
 Paul G. Kanan.......................         279,269         (6)       1.5
 Elizabeth T. Leary, Ph.D............         241,207         (7)       1.3
 Richard W. Palfreyman ..............          84,261         (8)        **
 Curtis J. Scheel ...................          37,500         (9)        **
 All current directors and executive
   officers as a group (9 persons)...       1,932,880         (10)      9.8

5% OWNERS:
----------
 Saigene Corporation ................       2,316,823         (11)      12.4
 2201 34th Avenue NW, Suite C
 Gig Harbor, WA  98335
 EFG Bank S.A........................       1,491,907                   8.0
 24 Quai du Seujet
 1211 Geneva 2, Switzerland
 Anthony Silverman...................       1,126,600         (12)      6.0
 2747 Paradise Road, #903
 Las Vegas, NV 89109
---------------
** Less than one percent

(1) Except as otherwise noted, the address of each of these stockholders is c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119.
(2) This table is based upon information supplied by executive officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, to our knowledge, each of the stockholders named in this table has sole voting and investment power with respect to the common stock shown as beneficially owned.
(3) Includes 121,178 shares of common stock subject to outstanding stock options held by Dr. Ehlers that are exercisable within 60 days of October 26, 2007 ("Vested Options") and 19,000 shares of restricted stock.
(4) Includes 25,000 shares of common stock subject to Vested Options held by Mr. Giles and 12,500 shares of restricted stock.
(5) Includes 344,049 shares of common stock subject to Vested Options held by Mr. Helm and 400,000 shares of restricted stock.
(6) Includes 88,524 shares of common stock held by the Kanan Living Trust dated May 15, 1990, of which Mr. Kanan is a co-trustee with his wife. Also includes 178,245 shares of common stock subject to Vested Options held by Mr. Kanan and 12,500 shares of restricted stock.
(7) Includes 179,809 shares of common stock subject to Vested Options held by Dr. Leary and 18,000 shares of restricted stock.
(8) Includes 71,761 shares of common stock subject to Vested Options held by Mr. Palfreyman and 12,500 shares of restricted stock.
(9) Includes 25,000 shares of common stock subject to Vested Options held by Mr. Scheel and 12,500 shares of restricted stock.
(10) Consists of Ronald R. Helm, Paul G. Kanan, Terry M. Giles, Richard W. Palfreyman, Curtis J. Scheel, Dr. Elizabeth T. Leary, Dr. Mario Ehlers, John P. Jensen and Michael Murphy. Includes an aggregate of 1,085,208 shares of common stock subject to Vested Options held by such persons and an aggregate of 512,750 shares of restricted stock.
(11) Includes an aggregate of 1,036,693 shares of common stock held of record by third parties, but over which Saigene has voting power pursuant to irrevocable proxies granted by such third parties. Also includes 1,250,000 shares of common stock pledged to certain third parties to secure debt obligations of Saigene, but over which Saigene currently retains voting power.
(12) Includes 170,000 shares of common stock held by Katsinam Partners, LP, of which Mr. Silverman is the general partner.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1933, as amended, requires our executive officers and directors, and persons who own more than 10% of our outstanding common stock, to file reports of ownership and change in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such ownership reports they file.

Based solely on our review of the copies of such reports we received, or written representations from certain reporting persons, we believe that, during the 2007 fiscal year, all such filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with, except that the following filings were not made on a timely basis: Terry Giles, one of our directors, filed a Form 4 reporting 5 late transactions.

                        DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers as of October 26, 2007 were as follows:

              NAME                    AGE                 POSITION
----------------------------------   -----   -----------------------------------

 Ronald R. Helm                       56      President, Chief Executive Officer
                                              and Director
 Dr. Elizabeth Teng Leary             59      Chief Scientific Officer
 Dr. Mario Ehlers                     48      Chief Medical Officer
 John P. Jensen                       51      Vice President of Finance and
                                              Controller
 Michael P. Murphy                    52      Senior Vice-President, Operations
 Terry M. Giles                       59      Director
 Paul G. Kanan (3)                    61      Director
 Richard W. Palfreyman (1)(2)(3)      65      Director
 Curtis J. Scheel (1)(2)(3)           48      Director
------------
(1)  Member of Audit Committee (see "- Audit Committee" below)

(2)  Member of Compensation Committee (see "- Compensation Committee" below)

(3) Each such director is "independent" within the meaning of the listing standards of The Nasdaq Stock Market.

Our Board of Directors currently consists of five directors. Currently, three directors, Richard Palfreyman, Paul Kanan and Curtis Scheel, are considered "independent" within the meaning of the listing standards of The NASDAQ Stock Market.

Officers are appointed by the Board of Directors. Each executive officer named above will serve until his or her successor is appointed or until his or her earlier death, resignation or removal. It is expected that each of the above officers will be reappointed by the Board of Directors immediately following the Annual Meeting.

DIRECTORS

For the biographical summary of our five director-nominees, see "Proposal 1. Election of Directors - Nominees" below. Set forth below are the names and certain biographical information for our executive officers.

EXECUTIVE OFFICERS

In addition to Mr. Helm, following is biographical information for our other executive officers. Mr. Helm's biographical information is set forth below under "Proposal 1. Election of Directors - Nominees."

Elizabeth Teng Leary,   Elizabeth Teng Leary, Ph.D, DABCC, has served as our
Ph.D, DABCC             Chief Scientific Officer since 2000, prior to which Dr.
                        Leary was our Vice President of Laboratory Services from
                        1998. Dr. Leary co-founded Pacific Biometrics Inc., a
                        Washington corporation (PBI-WA), in 1989 and from 1989 to 1998, she was Vice President and Director of the Laboratory Division of PBI-WA. In l989, Dr. Leary also co-founded the Pacific Biometrics Research Foundation
                        (PBRF), a non-profit corporation affiliated with us, and currently serves as the director of the CDC Cholesterol
                        Reference Network Laboratory at PBRF (one of eleven such reference laboratories in the world). Prior to joining
                        Pacific Biometrics, Dr. Leary served as a director of clinical chemistry and industry consultant for 13 years.
                        She is a diplomat of the American Board of Clinical
                        Chemistry. She is past chair of the Pacific Northwest chapter of American Association for Clinical Chemistry
                        (AACC) and the Lipids and Vascular Disease Division of
                        AACC, and past president of the North America Chinese
                        Clinical Chemist Association. She has published over 80 articles in peer-reviewed journals and books and is a recipient of several grants and awards. Dr. Leary received her B.A. from the University of California at Berkeley and her Ph.D. in Biochemistry from Purdue
                        University. She is a graduate of the post-doctoral training program in clinical chemistry at the University of Washington Department of Medicine.

Mario R. Ehlers,        Mario R. Ehlers, M.D., Ph.D., has served as our Chief
M.D., Ph.D.             Medical Officer since September 2002. From June 1998 to
                        September 2002, Dr. Ehlers was the Vice President and
                        Chief Medical Officer of Restoragen, Inc., a privately-held biotechnology company. Subsequently, in
                        December 2002, Restoragen, Inc. filed for chapter 11 reorganization and bankruptcy protection. Prior to 1998, Dr. Ehlers has 11 years of experience in academic research. He was formerly chairman of an academic department at the University of Cape Town Medical School in South Africa and an instructor in biochemistry at Harvard Medical School. He is author to over 40 publications, two patents and two additional patent applications, with an international reputation in research on ACE and related proteases and in mycobacterial infectious diseases. Dr. Ehlers received both his MBChB (M.D. equivalent) and Ph.D. from the University of Cape Town in South Africa.

Michael P. Murphy,      Michael P. Murphy, Ph.D., has served as our Senior
Ph.D.                   Vice-President, Operations since May, 2005. From June
                        1999 to May 2005, Dr. Murphy served as Director,
                        Laboratory Operations, Regional CMBP Account Executive, and Technical Director of Laboratory Corporation of
                        America. He served as Director of Laboratory Services from 1998 -1999 at Pacific Biometrics, Inc. before returning to the commercial clinical diagnostic laboratory industry. From November 1993 through November
                        1997, Dr. Murphy was Technical Director for Laboratory
                        Corporation of America. Prior to 1993 he served as Laboratory Director for Eastern Maine Medical Center and
                        Director, Professional Services at Compulab Corporation.
                        His experience includes various environments such as clinical diagnostic, commercial reference, and clinical trial and research laboratories. His areas of expertise include technical and administrative laboratory operations, method standardization and quality assurance, laboratory consultation and support, information systems and laboratory automation. Research and clinical areas of interest include diabetes, infectious diseases, cardiovascular and oncology testing. Dr. Murphy received his B.S. from Xavier
                        University and Ph.D. from The Ohio State University. He is a Diplomat of the American Board of Clinical
                        Chemistry.

John P. Jensen          John P. Jensen has served as our Vice President of
                        Finance and Controller since July 1, 2007 and as our Controller since May 2005. From May 2002 to March 2005,
                        Mr. Jensen was Vice President, Operations for Utility,
                        Inc., a privately-held manufacturing company. From June
                        2000 to March 2002, Mr. Jensen was Director of
                        Operations for Seattle Lab, Inc., a wholly-owned subsidiary of BVRP, Inc., a French public company. Prior to 2000, Mr. Jensen has 22 years of experience in financial management in the manufacturing, professional service and retail medical supply sectors, holding senior management positions at Mountain Safety Research, Inc., a wholly owned subsidiary of REI, Inc., and Karr, Tuttle, Campbell, P.S. Mr. Jensen holds a B.B.A. with a
                        Minor in Mathematics from Eastern Washington University.

BOARD MEETINGS AND COMMITTEES

The roles and responsibilities of the Board are as set forth by Delaware corporate law, which includes providing general oversight of management and setting strategic direction for the company. Our Board of Directors, which held four meetings during the fiscal year ended June 30, 2007, has an Audit Committee and a Compensation Committee. The Board of Directors does not have a nominating committee; the functions customarily attributable to the nominating committee are performed by the Board of Directors as a whole. During the 2007 fiscal year, each director was in attendance at more than 75% of the meetings held of the Board and any committees on which he served during his tenure as a director. At each Board meeting, the non-management directors have the opportunity to meet in executive session without members of management present. Ronald Helm, a director and our Chief Executive Officer, currently serves as the Chairman of the Board. We have not established a written position description for our Chairman of the Board or for the Chairs of any of the Board Committees; rather, a primary function of those positions is to set the agenda for and lead the meetings.

     AUDIT COMMITTEE

     The Audit Committee represents the Board of Directors in discharging its responsibilities relating to our accounting, reporting, financial and internal control practices. The committee has general responsibility for reviewing with management the financial and internal controls and the accounting, auditing and reporting activities of our company and our subsidiaries. The committee annually reviews the qualifications and objectivity of our independent auditors, is responsible for selecting, retaining or replacing our independent auditors, reviews the scope, fees and result of their audit, reviews and approves any non-audit services and related fees, is informed of their significant audit findings and management's responses thereto, and annually reviews the status of significant current and potential legal matters. The Audit Committee reviews the quarterly and annual financial statements and recommends their acceptance to the Board of Directors. The Audit Committee also has authority for selecting and engaging our independent auditors and approving their fees. During the 2007 fiscal year, the Audit Committee met 10 times.

     The Audit Committee currently consists of two directors, Richard Palfreyman (Chairman) and Curtis J. Scheel. Mr. Palfreyman is financially literate, and the Board has determined that Mr. Palfreyman is qualified as an "audit committee financial expert" within the meaning of SEC regulations based on his accounting and related financial management expertise. In addition, Mr. Palfreyman and Mr. Scheel is each considered an "independent director" within the meaning of the listing standards of The NASDAQ Stock Market.

     The Board has adopted a written charter for the Audit Committee. A copy of the Audit Committee charter was filed with our Proxy Statement for our 2006 Annual Meeting, which may be accessed through the SEC's website at www.sec.gov.

     COMPENSATION COMMITTEE

     The Compensation Committee makes recommendations to the Board of Directors concerning compensation, including stock option grants, for our executive officers. The Compensation Committee met three times during fiscal 2007.

     The Compensation Committee currently consists of two directors, Curtis J. Scheel (Chairman) and Richard Palfreyman. Mr. Scheel and Mr. Palfreyman is each considered an "independent director" within the meaning of the listing standards of The NASDAQ Stock Market. The Board of Directors has not adopted a written charter for the Compensation Committee.

POLICY ON STOCKHOLDER NOMINATION OF DIRECTORS

Currently, our Board of Directors does not have a Nominating Committee. Rather, candidates for election to our Board of Directors are approved by our full Board of Directors for recommendation and nomination to the stockholders.

In identifying candidates to be directors, our Board seeks persons it believes to be knowledgeable in our business or industry experience, or some aspect of it which would benefit our company. Our Board believes that the minimum qualifications for serving on our Board of Directors are that each director has an exemplary reputation and record for honesty and integrity in his or her personal dealings and business or professional activity. All directors should possess a basic understanding of financial matters, have an ability to review and understand our financial and other reports, and to discuss such matters intelligently and effectively. The Board of Directors will take into account whether a candidate qualifies as "independent" under applicable SEC rules and exchange listing requirements. If a nominee is sought for service on the Audit Committee, the Board of Directors will take into account the financial and accounting expertise of a candidate, including whether an individual qualifies as an "audit committee financial expert." Each candidate also needs to exhibit qualities of independence in thought and action. Finally, a candidate should be committed to the interests of our stockholders, and persons who represent a particular special interest, ideology, narrow perspective or point of view would not, therefore, generally be considered good candidates for election to our Board.

Candidates have traditionally been recommended to the Board by our Chief Executive Officer or one of the other directors, and there has not been a formal process for identifying new director nominees. Our Board of Directors also is open to receiving recommendations from stockholders as to potential candidates it might consider. The Board of Directors gives equal consideration to all director nominees, whether recommended by our stockholders, management or current directors.

A stockholder wishing to submit a director nomination should send a letter to the Board of Directors, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation." The notice must also be accompanied by a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In making recommendations, stockholders should be mindful of the discussion of minimum qualifications set forth above; although satisfaction of such minimum qualification standards does not imply that the Board of Directors necessarily will nominate the person so recommended by a stockholder. In addition, for nominees for election to the Board proposed by stockholders to be considered, the following information must be timely submitted with the director nomination:

     o the name, age, business address and, if known, residence address of each nominee;
     o    the principal occupation or employment of each nominee;
     o    the number of shares of our stock beneficially owned by each nominee;
     o the name and address of the stockholder making the nomination and any other stockholders known by such stockholder to be supporting such nominee;
     o the number of shares of our stock beneficially owned by such stockholder making the nomination, and by each other stockholder known by such stockholder to be supporting such nominee;
     o any other information relating to the nominee or nominating stockholder that is required to be disclosed under SEC rules in order to have a stockholder proposal included in our proxy statement; and
     o a representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders who wish to communicate with our Board of Directors or with a particular director can send correspondence to our Corporate Secretary, c/o Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such correspondence must identify the author as a stockholder of Pacific Biometrics, Inc., and clearly state whether the intended recipients are all members of the Board of Directors or just certain specified directors.

Depending on the subject matter of the communication, management will do one of the following:

     o forward the communication to the director or directors to whom it is addressed;
     o attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock related matter; or
     o NOT forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and shall make those communications available to the directors.

In addition, any person who desires to communicate any matter specifically to our Audit Committee may contact the Audit Committee by addressing a letter to the Chairman of the Audit Committee, c/o Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119. Communications addressed to the Audit Committee Chair may be submitted anonymously, in which event the envelope will NOT be opened for any purpose, other than appropriate security inspections. Otherwise, such mailing will be forwarded directly to the Chair of our Audit Committee for his or her review and follow-up action as he or she deems appropriate.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

We do not have a formal policy requiring director attendance at our annual meeting of stockholders, however, all directors are encouraged to attend. At last year's 2006 annual meeting of stockholders, one of our directors was in attendance.

CODE OF ETHICS

We have adopted a Code of Ethics applicable to our principal executive officer, principal financial officer, controller and other employees performing similar functions. We filed a copy of the Code of Ethics as an exhibit to our annual report on Form 10-KSB for the 2004 fiscal year, which may be accessed through the SEC's website at www.sec.gov.


                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows for each of the two fiscal years ended June 30, 2007 and 2006 , respectively, compensation awarded or paid to, or earned by, the following persons (collectively, the "NAMED EXECUTIVE OFFICERS"):

     o    Ronald R. Helm, our Chief Executive Officer and Chairman;
     o    Elizabeth T. Leary, Ph.D., our Chief Scientific Officer; and
     o    Mario R. Ehlers, Ph.D., our Chief Medical Officer.

                           SUMMARY COMPENSATION TABLE

                                                                     STOCK         ALL OTHER
                                         SALARY        BONUS         AWARDS          COMP.            TOTAL
NAME AND PRINCIPAL POSITION   YEAR         ($)          ($)           ($)             ($)              ($)
---------------------------   ----       ------        -----         ------        ---------          -----
Ronald R. Helm (1) ........   2007      $233,000      $34,500       $396,000         $6,341(1)       $669,841
CHIEF EXECUTIVE OFFICER       2006       225,000       90,000            --           7,339           322,339
AND CHAIRMAN

Elizabeth T. Leary (2) ....   2007       184,458        4,750         17,820          6,736(2)        213,764
CHIEF SCIENTIFIC OFFICER      2006       190,000       53,468            --           4,874           248,342

Mario R. Ehlers (3) .......   2007       194,166        5,000         18,810          5,869(3)        223,845
CHIEF MEDICAL OFFICER         2006       192,667       38,585            --           8,557           240,068
-------------------

(1) Mr. Helm became a Director, Chairman and Chief Executive Officer on August 28, 2002. The amounts listed under "All Other Compensation" in fiscal 2007 include $1,959 in life insurance premiums paid by us for Mr. Helm's benefit and $4,640 in company-contributions for Mr. Helm's account in the 401(k) plan.
(2) Dr. Leary became Chief Scientific Officer in 2000. The amounts in the Bonus column in fiscal year 2007 consist of payouts under the employee bonus program. The amounts in the Bonus column in fiscal year 2006 consist of payouts under the senior manager and employee bonus programs $38,000 and sales commissions paid of $15,468. The amounts listed under "All Other Compensation" in fiscal 2007 include $1,959 of life insurance premiums paid by us for Dr. Leary's benefit and $5,035 in company-contributions for Dr. Leary's account in the 401(k) plan.
(3) Dr. Ehlers became Chief Medical Officer on September 30, 2002. The amounts listed under "All Other Compensation" in fiscal 2006 include $1,959 in life insurance premiums paid by us for Dr. Ehlers' benefit and $4,000 in company-contributions for Dr. Ehlers' account in the 401(k) plan.

NARRATIVE DISCUSSION OF SUMMARY COMPENSATION TABLE INFORMATION

The following provides a narrative discussion of the material factors which we believe are necessary to understand the information disclosed in the foregoing Summary Compensation Table. The following narrative disclosure is separated into sections, with a separate section for each of our Named Executive Officers.

RONALD R. HELM, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

         CASH COMPENSATION. Mr. Helm was awarded total cash compensation for his services to us for fiscal 2007 in the amount of $267,500. Of this sum, $233,000 represents his base salary and $34,500 for cash bonuses. As of the 2007 fiscal year end, Mr. Helm's employment agreement was in process of renegotiation with the Compensation Committee of the Board of Directors. The base salary represents an adjustment to $240,000 from $225,000 in fiscal year 2006; due to the reduced revenue experienced in fiscal 2007, all senior managers including executive officers took a 10 percent pay cut effective March 15, 2007. The Compensation Committee plans to reevaluate Mr. Helm's base salary and long-term incentive awards on an annual basis.

         In determining Mr. Helm's base salary for the 2007 fiscal year, the Compensation Committee considered Mr. Helm's managerial and executive experience and the level of compensation paid to the highest paid executives at comparable public companies. The Committee also considered competitive trends, our overall financial performance and resources, our operational performance, general economic conditions as well as a number of factors relating to Mr. Helm, including the performance of Mr. Helm, and level of his experience, ability and knowledge of the job.

         LONG-TERM INCENTIVE AWARDS. On August 25, 2006, the Board awarded Mr. Helm 400,000 shares of restricted stock, at a market price of $.99 per share, which vest on the third anniversary of the grant date. The restricted shares are subject to forfeiture if Mr. Helm's employment is terminated prior to the vesting date. In connection with the restricted stock award, Mr. Helm surrendered 160,000 stock options previously granted to him in fiscal 2005 (these options were not valued as compensation as the grant was made in fiscal 2005 under SFAS 123) to obtain 200,000, or half, of the restricted stock award.

         The amount included under the column "Stock Awards" in the Summary Compensation Table for Mr. Helm represents the dollar amount recognized as compensation expense with respect to the restricted stock award to Mr. Helm of $396,000, as reflected in our audited financial statements for the 2007 fiscal year in accordance with Statement of Financial Accounting Standards Statement No. 123(R), SHARE-BASED PAYMENT (SFAS No. 123(R)), disregarding, however, the estimate of forfeitures related to service-based vesting conditions included in such financial statements and required by SFAS No. 123(R).

         FRINGE BENEFITS AND PERQUISITES. During fiscal 2007, we provided fringe benefits to Mr. Helm in an amount of $6,341, related to short-term, long-term disability and life insurance and company match on our 401(k) plan.

         EMPLOYMENT AGREEMENT. On June 1, 2005, as amended August 30, 2006, we entered into an employment agreement with Ronald R. Helm. The employment agreement provides for a base salary of $240,000 per year, with potential bonuses of 20% in year one and 30% in year two based on criteria determined by our board of directors. For the 2006 fiscal year, we paid to Mr. Helm bonuses for achievement of certain performance milestones: (a) 2.5% bonus paid quarterly upon achievement of revenue targets of $2,500,000 for each fiscal quarter; (b) 10% bonus paid upon achievement of a positive operating income and backlog targets; (c) 10% bonus paid upon closing of the PIPE financing in April 2006; and (d) 10% bonus paid upon achievement of overall company performance targets of $10,000,000 in revenue and backlog targets.

         Pursuant to the amendment in August 2006, Mr. Helm agreed to surrender all of his stock options specified in the original employment agreement in exchange for an award of 200,000 shares of restricted common stock. In addition, Mr. Helm received 200,000 additional shares of restricted stock for meeting fiscal 2006 performance milestones of $10,000,000 in revenue and backlog targets.

         The term of the employment agreement continues through June 30, 2008, renewable upon mutual agreement of us and Mr. Helm. If we terminate the employment agreement without cause, Mr. Helm will be entitled to receive the unpaid salary and vacation for the remaining term of the agreement, plus any bonus earned as of the date of termination. In the event our company is sold, is the non-surviving party in a merger or completes a sale of substantially all its assets, Mr. Helm will be entitled to receive an amount equal to two times his base annual salary, less any money that he receives from the buyer or surviving entity. Mr. Helm may terminate the agreement upon 30 days' notice.

ELIZABETH T. LEARY, CHIEF SCIENTIFIC OFFICER

         CASH COMPENSATION. Dr. Leary was awarded total cash compensation for her services to us for fiscal 2007 in the amount of $189,208. Of this sum, $184,458 represents her base salary and $4,750 for cash bonuses. The base salary represents an adjustment to $184,458 from $190,000; due to the reduced revenue experienced in fiscal 2007, all senior managers including executive officers took a 10 percent pay cut effective March 15, 2007. The Compensation Committee plans to reevaluate Dr. Leary's base salary and long-term incentive awards on an annual basis.

         In determining Dr. Leary's base salary for the fiscal year 2007, the Compensation Committee considered Dr. Leary's managerial and executive experience and the level of compensation paid to the highest paid executives at comparable public companies. The Committee also considered competitive trends, our overall financial performance and resources, our operational performance, general economic conditions as well as a number of factors relating to Dr. Leary, including the performance of Dr. Leary, and level of her experience, ability and knowledge of the job.

         LONG-TERM INCENTIVE AWARDS. On August 25, 2006, the Board awarded Dr. Leary 18,000 shares of restricted stock, at a market price of $.99 per share, which vest on the third anniversary of the grant date. The restricted shares are subject to forfeiture if Dr. Leary's employment is terminated prior to the vesting date.

         The amount included under the column "Stock Awards" in the Summary Compensation Table for Dr. Leary represents the dollar amount recognized as compensation expense with respect to the restricted stock award to Dr. Leary of $17,820, as reflected in our audited financial statements for the 2007 fiscal year in accordance with Statement of Financial Accounting Standards Statement No. 123(R), SHARE-BASED PAYMENT (SFAS No. 123(R)), disregarding, however, the estimate of forfeitures related to service-based vesting conditions included in such financial statements and required by SFAS No. 123(R).

         FRINGE BENEFITS AND PERQUISITES. During fiscal 2007, we provided fringe benefits to Dr. Leary in an amount of $6,736, related to short-term, long-term disability and life insurance and company match on our 401(k) plan.

         EMPLOYMENT AGREEMENT. As of the 2007 fiscal year end the employment agreement from 2004 with Dr. Leary remained in force. It specifies a base salary of $190,000 per year, with potential bonuses of 2.5% paid quarterly and 10% annual bonus based on criteria determined by our board of directors. For the 2006 fiscal year, we paid to Dr. Leary bonuses for achievement of certain performance milestones: (a) 2.5% bonus paid quarterly upon achievement of revenue targets of $2,500,000 for each fiscal quarter; (b) 10% bonus paid upon achievement of revenue and backlog targets.

MARIO R. EHLERS, CHIEF MEDICAL OFFICER

         CASH COMPENSATION. Dr. Ehlers was awarded total cash compensation for his services to us for fiscal 2007 in the amount of $199,166. Of this sum, $194,166 represents his base salary and $5,000 for cash bonuses. The base salary represents an adjustment to $194,199 from $200,000; due to the reduced revenue experienced in fiscal 2007, all senior managers including executive officers took a 10 percent pay cut effective March 15, 2007. The Compensation Committee plans to reevaluate Dr. Ehlers's base salary and long-term incentive awards on an annual basis.

         In determining Dr. Ehlers's base salary for the 2007 fiscal year, the Compensation Committee considered Dr. Ehlers's managerial and executive experience and the level of compensation paid to the highest paid executives at comparable public companies. The Committee also considered competitive trends, our overall financial performance and resources, our operational performance, general economic conditions as well as a number of factors relating to Dr. Ehlers, including the performance of Dr. Ehlers, and level of his experience, ability and knowledge of the job.

         LONG-TERM INCENTIVE AWARDS. On August 25, 2006, the Board awarded Dr. Ehlers 19,000 shares of restricted stock, at a market price of $.99 per share, which vest on the third anniversary of the grant date. The restricted shares are subject to forfeiture if Dr. Ehlers employment is terminated prior to the vesting date.

         The amount included under the column "Stock Awards" in the Summary Compensation Table for Dr. Ehlers represents the dollar amount recognized as compensation expense with respect to the restricted stock award to Dr. Ehlers of $18,810, as reflected in our audited financial statements for the 2007 fiscal year in accordance with Statement of Financial Accounting Standards Statement No. 123(R), SHARE-BASED PAYMENT (SFAS No. 123(R)), disregarding, however, the estimate of forfeitures related to service-based vesting conditions included in such financial statements and required by SFAS No. 123(R).

         FRINGE BENEFITS AND PERQUISITES. During fiscal 2007, we provided fringe benefits to Dr. Ehlers in an amount of $5,869, related to short-term, long-term disability and life insurance and company match on our 401(k) plan.

         EMPLOYMENT AGREEMENT. As of the 2007 fiscal year end, we did not have a written employment agreement with Dr. Ehlers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table presents information about unexercised stock options and unvested stock awards held by each of the Named Executive Officers as of June 30, 2007.

                                                                                                                            EQUITY
                                                                                                                 EQUITY   INCENTIVE
                                                                                                               INCENTIVE     PLAN
                                                                                                                 PLAN       AWARDS:
                                                                                                                AWARDS:     MARKET
                                                   EQUITY INCENTIVE                                            NUMBER OF   VALUE OF
                                                     PLAN AWARDS:                                              UNEARNED    UNEARNED
            NUMBER OF     NUMBER OF    NUMBER OF      NUMBER OF                        NUMBER OF  MARKET VALUE  SHARES,     SHARES,
            SECURITIES    SECURITIES   SECURITIES     SECURITIES                       SHARES OR   OF SHARES    UNITS OR   UNITS OR
            UNDERLYING    UNDERLYING   UNDERLYING     UNDERLYING                       UNITS OF   OR UNITS OF    OTHER      OTHER
            UNEXERCISED  UNEXERCISED   UNEXERCISED    UNEXERCISED  OPTION    OPTION   STOCK THAT   STOCK THAT   RIGHTS      RIGHTS
             OPTIONS       OPTIONS      OPTIONS        UNEARNED   EXERCISE EXPIRATION  HAVE NOT    HAVE NOT    THAT HAVE  THAT HAVE
            EXERCISABLE  EXERCISABLE  UNEXERCISABLE    OPTIONS     PRICE      DATE      VESTED      VESTED     NOT VESTED NOT VESTED
                (#)          (#)           (#)           (#)        ($)                   (#)         ($)         (#)        ($)
------------------------------------------------------------------------------------------------------------------------------------
Ronald R.     340,000      340,000          --            --       $0.81   01/30/2014   400,000    $248,000        --         --
Helm            4,049        4,049          --            --        0.81   01/30/2014
Elizabeth T.   21,922       21,922          --            --        0.51   08/27/2012    18,000      11,160        --         --
Leary         157,887      157,887          --            --        0.81   01/30/2014
Mario R.      117,391      117,391          --            --        0.81   01/30/2014    19,000      11,780        --         --
Ehlers          3,787        3,787          --            --        0.81   01/30/2014

POTENTIAL PAYMENTS UPON RESIGNATION, RETIREMENT, OR CHANGE OF CONTROL

Other than an employment agreement with Mr. Helm (as described above), we do not have any plans or agreements that are specific and unique to executive officers regarding termination of employment or a change of control of the company. However, our 2005 Stock Incentive Plan provides for accelerated vesting of all unvested stock options and unvested stock awards upon a change of control (as defined in the plan), irrespective of the scheduled vesting date for these awards.

COMPENSATION OF DIRECTORS

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. The following table presents information about compensation paid to our non-employees directors during fiscal 2007.

                           DIRECTOR COMPENSATION TABLE


                         FEES EARNED OR
        NAME              PAID IN CASH   STOCK AWARDS   OPTION AWARDS    TOTAL
--------------------------------------------------------------------------------
                              ($)            ($)             ($)          ($)
--------------------------------------------------------------------------------

Terry M. Giles             $ 25,000      $12,375(1)        - (1)        $37,375
Paul G. Kanan                25,000       12,375(2)        - (2)         37,375
Richard W. Palfreyman        32,625       12,375(3)        - (3)         45,000
Curtis J. Scheel             32,625       12,375(4)        - (4)         45,000
----------------------
(1) Mr. Giles held an aggregate of 12,500 restricted stock awards and 25,000 stock options at the end of fiscal 2007.
(2) Mr. Kanan held an aggregate of 12,500 restricted stock awards and 178,245 stock options at the end of fiscal 2007.
(3) Mr. Palfreyman held an aggregate of 12,500 restricted stock awards and 71,761 stock options at the end of fiscal 2007.
(4) Mr. Scheel held an aggregate of 12,500 restricted stock awards and 25,000 stock options at the end of fiscal 2007.

NARRATIVE TO DIRECTOR COMPENSATION TABLE

The Board grants directors an honorarium of $3,750 per meeting attended. In addition, Committee members receive $625 and Committee Chair receives $1,250 per meeting attended. The Chairman as an employee does not receive cash compensation for his board services. Each non-employee director received a discretionary bonus of $10,000 during fiscal 2007 based on the company's performance in fiscal 2006.

Non-employee directors are also eligible to receive awards of stock options or restricted stock under our equity compensation plans. In early fiscal 2007, we granted to each non-employee director restricted shares to acquire 12,500 shares of common stock, which vest on the third anniversary of the grant date. The restricted shares are subject to forfeiture if such director's service as a director terminates prior to the vesting date.

In addition, non-employee directors will be reimbursed their expenses associated with attending Board meetings. We maintain liability insurance on our directors and officers.


    TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS


On September 28, 2007, we loaned $100,000 to Saigene Corporation, a greater than 5% stockholder, and entered into a secured promissory note and security agreement with Saigene. The loan is secured by Saigene's entire patent portfolio. The principal bears interest at a variable rate equal to the prime rate plus two percentage points. The terms of the promissory note require Saigene to make monthly payments of accrued and unpaid interest, beginning on February 1, 2008, with all unpaid principal and accrued and unpaid interest due and payable in full on or before March 28, 2009. Saigene subsequently filed for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.

On November 5, 2004, we entered into a consulting agreement with Chicago Partners, LLC to provide accounting support and financial consulting services to us. Pursuant to this agreement, Michael L. Hartzmark, Ph.D. served as our interim Chief Financial Officer. Dr. Hartzmark is currently Vice President of Chicago Partners, and was formerly a member of our Board of Directors and chairman of our Audit Committee. Under the consulting agreement with Chicago Partners, we agreed to pay Chicago Partners for Dr. Hartzmark's services at a rate of $10,000 per month, plus reimbursable costs and expenses. Further, we agreed to indemnify Chicago Partners and its owners, employees and agents from any liabilities for third-party claims arising out of this engagement. This agreement was amended, effective December 1, 2005, for a reduced rate of $5,000 per month through February 28, 2006. Any services provided thereafter were to be billed at an hourly rate of $360 per hour. Effective May 15, 2006, Dr. Hartzmark resigned as Interim Chief Financial Officer and terminated the Chicago Partners, LLC consulting agreement with Pacific Biometrics.

All ongoing and any future related-party transactions have been and will be made or entered into on terms that are no less favorable to us than those that may be obtained from an unaffiliated third party. In addition, any future related-party transactions, including any forgiveness of loans, must be approved by a majority of the disinterested members of our board of directors. If a related person proposes to enter into such a transaction with us, such proposed transaction must be reported to us, preferably in advance.

                           AUDIT COMMITTEE DISCLOSURE

AUDIT COMMITTEE REPORT

The Audit Committee serves as the representative of the Board for general oversight of our financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations. Management has primary responsibility for preparing our financial statements, our internal controls and our financial reporting process. Our independent public accountants, PMB Helin Donovan, LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with U.S. generally accepted auditing standards and to issue its report.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

Our independent accountants have provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

Based upon the Audit Committee's discussion with management and the independent accountants, and upon the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007 for filing with the Securities and Exchange Commission.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              Richard W. Palfreyman
                                Curtis J. Scheel

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected the firm of PMB Helin Donovan, LLP, independent registered public accounting firm, to be our auditors for the fiscal year ending June 30, 2008. PMB Helin Donovan, LLP has served as our auditors since September 5, 2007. Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions. We do not currently expect Williams & Webster, P.S., our previous independent registered public accounting firm, to attend the Annual Meeting, but if they do attend, they will have an opportunity to make a statement if they so desire and may respond to appropriate questions.

POLICY FOR APPROVAL OF AUDIT AND PERMITTED NON-AUDIT SERVICES

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by PMB Helin Donovan, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Charter requires that the Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, all additional non-audit matters to be provided by the independent auditors must be pre-approved.

AUDIT AND RELATED FEES FOR FISCAL 2007 AND 2006

The following table set forth the aggregate fees billed by our current auditors, PMB Helin Donovan, LLP, as well as our previous auditors, Williams & Webster, P.S., for professional services rendered to us during the two fiscal years ended June 30, 2007 and 2006. The Audit Committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of each firm.

                             Williams & Webster, P.S.     PMB Helin Donovan, LLP
                             ------------------------     ----------------------
                                2007          2006          2007           2006
                                ----          ----          ----           ----
Audit Fees (1).............   $ 78,833     $ 54,060      $ 27,403           --
Audit Related Fees (2).....      1,674        4,383         1,460           --
Tax Fees (3)...............        --           --            --            --
All Other Fees.............        --           --         12,600           --
----------------
(1) "Audit Fees" represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-QSB, and audit services provided in connection with other statutory or regulatory filings.
(2) "Audit Related Fees" generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements.
(3) "Tax Fees" generally represent fees for tax compliance, tax advice and tax planning services, including preparation of tax returns.

CHANGES IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

We engaged PMB Helin Donovan, LLP as our auditors on September 5, 2007, following the dismissal on September 4, 2007 of Williams & Webster, P.S. as our prior independent registered public accounting firm. The decisions to engage PMB Helin Donovan as our independent registered public accountants and to dismiss Williams & Webster, P.S. were approved by our Audit Committee.

During the two fiscal years ended June 30, 2007 and 2006, and the subsequent interim period through the date of Williams & Webster's dismissal on September 4, 2007, there were no disagreements between us and Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to Williams & Webster's satisfaction, would have caused Williams & Webster to make reference to the subject matter of the disagreement in connection with its reports. The audit reports of Williams & Webster on our consolidated financial statements for the fiscal year ended June 30, 2006 contained an explanatory paragraph regarding doubts about our ability to continue as a going concern.

On September 5, 2007, we entered into an engagement agreement with PMB Helin Donovan, LLP to serve as our new independent registered public accountants to audit our financial statements for the fiscal year ended June 30, 2007. During the two fiscal years ended June 30, 2007 and 2006, and the subsequent interim period through September 5, 2007, we did not consult with PMB Helin Donovan regarding any matter or event.


                       PROPOSAL 1 - ELECTION OF DIRECTORS


Our Board of Directors is currently comprised of five directors. Our Board of Directors has nominated the five persons named below as candidates for election at the Annual Meeting, each of whom is a current director. If elected at the Annual Meeting, each director nominee will hold office until the next meeting of stockholders at which his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Unless otherwise directed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the five nominees named below. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of the nominees has agreed to serve if elected and we have no reason to believe that they will be unable to serve.

Set forth below is biographical information for each of the five nominees as director.

----------------------- ------------------------------------------------------------------------------------- ------------
                                                                                                                DIRECTOR
NAME OF DIRECTOR                                    POSITION / BACKGROUND                                        SINCE
----------------------- ------------------------------------------------------------------------------------- ------------
Ronald R. Helm          Ronald R. Helm has served as our Chairman, Chief Executive Officer and a Director         2002
                        since August 28, 2002.  From 1996 to August 28, 2002, Mr. Helm served as the
                        Chairman and CEO of Saigene Corporation, and served on the board of directors of
                        Saigene until January 2004.  Mr. Helm was previously in a private law practice with the California law firm of Helm, Purcell & Wakeman.  Mr. Helm was a Senior
                        Vice-President and General Counsel for ComputerLand Corporation and also served as the Managing Director of ComputerLand Europe.  Prior to that, Mr. Helm was the
                        Associate Dean for Development and a Professor of Law at Pepperdine University
                        School of Law.  He received his B.S.Ed from Abilene Christian University and his
                        J.D. from Pepperdine University School of Law.

Paul G. Kanan           Paul G. Kanan has served as a Director since July 1996, and previously served as          1996
                        President and Chief Executive Officer from October 1996 through August 2002.  Mr.
                        Kanan served as President and Chief Executive Officer of our wholly owned subsidiary, Pacific Biometrics, Inc., a Washington corporation, from October 1996 through August 2002, and as President and a director of BioQuant from October 1993 through August 2002.  Since May 2001, Mr. Kanan has served as Vice President of
                        Operations and Chief Financial Officer of Agensys, Inc., a biotechnology firm in
                        California.  Mr. Kanan is also an officer and director of CEO Advisors, a health care consulting firm that he co-founded in 1992.  Mr. Kanan received his B.S.E.
                        from the University of Michigan and an M.B.A. from Harvard University Graduate
                        School of Business.

Terry M. Giles          Terry M. Giles was elected to the Board of Directors in September 2003.  Mr. Giles        2003
                        previously served on our Board of Directors from 1995 to 2001.  Mr. Giles currently is in private law practice in California, and is also an adjunct professor with the
                        Pepperdine University School of Law.  Mr. Giles currently also serves as Chairman of Giles Enterprises, a private holding company for various business enterprises, as Chairman of the Board of Landmark Education Corporation, a private company providing seminars on personal growth and responsibility, as Chairman of Mission
                        Control Productivity, Inc., a private company, and as the

----------------------- ------------------------------------------------------------------------------------- ------------
                                                                                                                DIRECTOR
NAME OF DIRECTOR                                    POSITION / BACKGROUND                                        SINCE
----------------------- ------------------------------------------------------------------------------------- ------------

                        owner of GWE, LLC, a private company specializing in lender financing. Mr. Giles serves on the Pepperdine University Board of Regents and is a member of the Board of Visitors for the Pepperdine University School of Law. Mr. Giles also serves on the board of directors of The Terry M. Giles Foundation, a charitable foundation. Mr.
                        Giles received his B.A. from California State University at Fullerton and his J.D.
                        from Pepperdine University School of Law.

Richard W. Palfreyman   Richard W. Palfreyman became a Director on August 28, 2002, and currently serves on        2002
                        our Audit Committee and Compensation Committee.  Mr. Palfreyman is currently the
                        President, CEO and Director of the Relax the Back Corporation, serving since
                        November 2001.  Mr. Palfreyman's prior business positions include serving as
                        President and Chief Executive Officer of BackSaver Acquisitions Corporation from
                        November 2001 to October 2002, as Chief Operating Officer and Chief Financial
                        Officer of Spafinder, Inc. from October 2000 to August 2001, as Chief Operating
                        Officer of Spectra Entertainment Corporation from October 1996 to June 2000.  He has also served as President and Chief Executive Officer of the Photo & Sound
                        Corporation and as the Chief Financial Officer of ComputerLand Corporation.  Mr.
                        Palfreyman holds a B.S. in Economics and an M.B.A. from the University of Utah.

Curtis J. Scheel        Curtis J. Scheel became a Director on January 1, 2006, and currently serves on our         2006
                        Audit Committee and Compensation Committee.  Mr. Scheel currently serves as the
                        Chief Operating Officer of Ritz Camera Centers, serving since January 2003. Mr.
                        Scheel's prior business positions include President and Chief Financial Officer of
                        Cameraworld.com from December 1999 to May 2002 and Director of National Marketing,
                        Technology Division, Deutsche Financial Services Corp. from July 1996 to December
                        1999.  He has also served as Vice President and Chief Financial Officer at
                        Artisoft, Inc. from September 1995 to June 1996 and Vice President and Treasurer at
                        Microage, Inc. from September 1989 to 1995.  Mr. Scheel holds a B.B.A. and an
                        M.B.A. from the University of Wisconsin-Madison.

       THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR"
                       EACH OF THE ABOVE DIRECTOR-NOMINEES


        PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee of our Board of Directors has selected PMB Helin Donovan, LLP as our independent auditors for the 2008 fiscal year, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PMB Helin Donovan, LLP has audited our financial statements since September 5, 2007. Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of PMB Helin Donovan, LLP as our independent auditors is not required by our bylaws; however the Board of Directors is submitting the selection of PMB Helin Donovan, LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders .

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Eligible stockholders who wish to present proposals for action at next year's 2008 Annual Meeting of Stockholders should submit their proposals in writing to our Corporate Secretary, at 220 West Harrison Street, Seattle, Washington 98119. Proposals must be received by the Corporate Secretary no later than July 3, 2008 for consideration for inclusion in next year's annual meeting. A stockholder is eligible to present a proposal if, at the time he or she submits the proposal, the stockholder owns at least 1% or $2,000 in market value of common stock and has held such shares for at least one year, and the stockholder continues to own such shares through the date of the 2008 annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             HOUSEHOLDING OF PROXIES

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report or proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. You may request to receive at any time a separate copy of our annual report or proxy statement, by sending a written request to Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119, Attention: Investor Relations.

If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. If, at any time, you and another stockholder sharing the same address wish to participate in householding and prefer to receive a single copy of our annual report or proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, WA 98119, Attention:
Investor Relations.

                                  ANNUAL REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2007, which includes financial statements and schedules thereto, is being mailed to stockholders together with this Proxy Statement. We will provide copies of the exhibits to the Annual Report on Form 10-KSB as filed with the SEC, upon written request to our Corporate Secretary, Pacific Biometrics, Inc., 220 West Harrison Street, Seattle, Washington 98119. We may require payment of a reasonable fee to cover the costs of reproduction and mailing of any such requested exhibits.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote the shares represented by the proxies on each of such matters, in accordance with their best judgment.

                                          By Order of the Board of Directors


                                          Ronald R. Helm
                                          President and Chief Executive Officer
Seattle, Washington
October 26, 2007

                            PACIFIC BIOMETRICS, INC.

               PROXY CARD FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 14, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Pacific Biometrics, Inc., a Delaware corporation (the "Company"), hereby appoints Ronald R. Helm and John P. Jensen, or either of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned stockholder is entitled to vote at the Company's 2007 Annual Meeting of Stockholders , to be held on December 14, 2007, at 9:00 a.m. local time, at the Company's executive offices located at 220 West Harrison Street, Seattle, Washington 98119 and at any adjournments or postponements thereof (the "Annual Meeting"), upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated October 26, 2007. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, OR, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN ITEM 1, "FOR" ITEM 2, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

1.   Nominees for Election as Director

          (01) Ronald R. Helm
          (02) Terry M. Giles
          (03) Paul G. Kanan
          (04) Richard W. Palfreyman
          (05) Curtis J. Scheel

          Mark X for only one box:
               |_|  FOR ALL NOMINEES
               |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
               |_| WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE NUMBER(S) OF NOMINEES BELOW

               Number Only _____________________________________________________

2. Ratification of the appointment of PMB Helin Donovan, LLP as our independent auditors for the fiscal year ending June 30, 2008:

     |_| FOR                 |_| AGAINST              |_| ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

I PLAN TO ATTEND THE ANNUAL MEETING   |_|

If you receive more than one Proxy Card, please sign, date and return all such cards in the accompanying envelope.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY, USING THE ENCLOSED ENVELOPE.


Signature(s) __________________________________         Date _____________, 2007


Print Name(s) _________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signature of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s).